SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - August 23, 2002


                             IEC Electronics Corp.
             (Exact name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or other jurisdiction of Incorporation)

                     0-6508                    13-3458955
           (Commission File Number)     (IRS Employer Identification No.)


                   105 Norton Street, Newark, New York 14513
                    (Address of Principal Executive Offices)


                                 (315) 331-7742
              (Registrant's Telephone Number, including Area Code)



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Item 5. Other Events
        -------------

     In August 2002, the Registrant settled its litigation with Acterna Corporation ("Acterna") and, accordingly, discontinued the action it had commenced against Acterna in November 2001. In the action, the Registrant had asserted claims for unpaid invoices and breach of contract. Under the terms of the settlement agreement, the Registrant will receive $3.1 million between August 23, 2002 and October 1, 2003.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                IEC Electronics Corp.
                                                ---------------------
                                                (Registrant)



Date:  September 6, 2002                        By:/s/ W. Barry Gilbert
                                                ------------------------
                                                W. Barry Gilbert,
                                                Chief Executive Officer
                                                & Chairman of the Board




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